UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Enova Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Enova Systems, Inc.

19850 S. Magellan Drive
Torrance, California 90502

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Enova Systems, Inc., a California corporation (the “Company”), will be held on Friday, November 17, 2006 at 9:00 a.m. local time at Enova Systems, Inc.’s principle executive office, located at 19850 South Magellan Drive, Torrance, California 90502, for the following purposes:

1. To elect seven directors to serve until the 2007 Annual Meeting of Shareholders and until their respective successors are elected and qualify from among the following nominees: Bjorn Ahlstrom, Malcolm R. Currie, Donald H. Dreyer, Sten Langenius, Anthony N. Rawlinson, Edwin O. Riddell and John R. Wallace.

2. To vote on ratifying the Company’s selection of Windes & McClaughry Accountancy Corporation as its independent auditors for 2006.

3. To vote on ratifying the 2006 Equity Compensation Plan.

4. To transact such other business as may be properly brought before the Annual Meeting and at any postponements or adjournments thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

The Board of Directors has fixed the close of business on October 11, 2006 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof. Only holders of record of the Company’s common stock, no par value (the “Common Stock”) or Preferred Stock, no par value, (the “Preferred Stock”), at that time will be entitled to receive notice of and to vote at the Annual Meeting.

You are requested to authorize a proxy to vote your shares by filling in and signing the enclosed proxy card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. You may also authorize a proxy to vote your shares electronically by following the instructions on your proxy card. Any proxy delivered by a holder of Common Stock or Preferred Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Holders of record of Common Stock or Preferred Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously delivered proxy.

By Order of the Board of Directors

Edwin O. Riddell
President and Chief Executive Officer

Torrance, California
November 1, 2006

Proxy Statement

Enova Systems, Inc.

19850 S. Magellan Drive
Torrance, California 90502

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On November 17, 2006

November 1, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enova Systems, Inc., a California corporation (the “Company”), for use at the 2006 Annual Meeting of Shareholders of the Company to be held on Friday, November 17, 2006 at 9:00 a.m. local time at Enova Systems, Inc., 19850 South Magellan Drive, Torrance, California 90502, and at any postponements or adjournments thereof (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to: (1) elect seven directors of the Company, (2) vote on ratifying the selection of Windes & McClaughry Accountancy Corporation as the Company’s independent auditors for 2006, (3) vote on ratifying the 2006 Equity Compensation Plan and (4) transact such other business as may be properly brought before the Annual Meeting.

I.  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Proxy Statement

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being sent to shareholders on or about November 1, 2006. The Board of Directors has fixed the close of business on October 11, 2006 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, no par value (the “Common Stock”), Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”) on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 14,803,148 shares of Common Stock, 2,674,412 shares of Series A Preferred Stock and 1,185,321 shares of Series B Stock outstanding and entitled to vote. Holders of Common Stock and/or Preferred Stock outstanding as of close of business on the record date will be entitled to vote at the annual meeting.

The presence at the Annual Meeting of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of the Company in the aggregate, on an as converted basis, or approximately 7,726,000 of these shares either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. A “broker non-vote” refers to a share represented at the Annual Meeting which is held by a broker or other nominee who has not received instructions from the beneficial owner or person entitled to vote such share and with respect to which, on one or more but not all proposals, such broker or nominee does not have discretionary voting power to vote such share.

Whether you hold shares directly as the shareholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., “in street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. You will be able to do this by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

By Mail — You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

Revocability of Proxy

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may do this by granting a new proxy, by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting without further action will not cause your previously granted proxy to be revoked. You may change your proxy instructions for shares you beneficially own by submitting new voting instructions to your broker or nominee.

If a properly signed proxy is submitted but not marked as to a particular item, the proxy will be voted FOR the election of the seven nominees for director of the Company named in this Proxy Statement, FOR the ratification of the Company’s selection of Windes & McClaughry as its independent auditors for 2006 and FOR the ratification of the 2006 Equity Compensation Plan. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in the discretion of the proxy holders.

Solicitation

The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock or Preferred Stock. The Company may conduct further solicitation personally, telephonically, by facsimile or by other electronic or written means through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Record Date and Voting

The close of business on October 11, 2006 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 14,803,148 shares of Common Stock, 2,674,412 shares of Series A Preferred Stock, and 1,185,321 shares of Series B Preferred Stock, outstanding and entitled to vote at the Annual Meeting.

The presence at the Annual Meeting of a majority of the shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock of the Company in the aggregate on an as converted basis, or approximately 7,726,000 of these shares on an as converted basis either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Each outstanding share of Common Stock on the Record Date is entitled to one (1) vote, each outstanding share of Series A Preferred Stock on the Record Date is entitled to 2.2% of one (1) vote, and each outstanding share of Series B Preferred Stock on the Record Date is entitled to 4.4% of one (1) vote on all matters voted on at the Annual Meeting, except that (i) the holders of the Series B Preferred Stock are voting as a separate class to fill one of two vacancies allotted to the Series B Preferred Stock by voting for one (1) director and (ii) the holders of the Common Stock and the holders of the Series A Preferred Stock are voting together as a single class for the election of six (6) directors (as more fully described below). Cumulative voting may be used in the election of directors to be elected by the Common Stock and the Series A Preferred Stock, voting together as a class, and in the election of directors elected by the Series B Preferred Stock. Under cumulative voting, each holder of Common Stock and each holder of Series A Preferred Stock may cast for a single candidate, or distribute among the candidates as such holder chooses, a number of votes equal to the number of candidates (six (6) at this meeting) multiplied by the number of shares held by such shareholder. Each holder of Series B Preferred Stock may cast for a single candidate. Cumulative voting will apply only to those candidates whose names have been placed in nomination prior to voting. No shareholder shall be entitled to cumulate votes unless the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate the shareholder’s votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination, except to the extent that if a shareholder withholds votes from the nominees. The proxy holders named in the accompanying form of proxy, in their sole discretion, will vote such proxy for, and, if necessary, exercise cumulative voting rights to secure the election of the nominees listed below as directors of the Company.

The Common Stock, Series A Preferred Stock, and Series B Preferred Stock will vote together as a single class on all matters scheduled to be voted on at the Annual Meeting, other than Proposal 1, the election of directors, for which the Series B Preferred Stock, voting as a separate class, shall vote to elect one (1) of the directors, and the outstanding Common Stock and Series A Preferred Stock, voting together as a single class, shall vote to elect the remaining six (6) directors.

With respect to the election of directors (Proposal 1), the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be declared elected within the two classes of directors. An affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock (as converted), and Series B Preferred Stock (as converted), present and voting at the meeting, either in person or by proxy, is required for approval of Proposal 2 (ratification of independent auditors) and Proposal 3 (ratification of equity compensation plan).

An automated system administered by the Company’s Common Stock transfer agent will tabulate votes of the holders of Common Stock, Series A and Series B Preferred Stock cast by proxy. An employee of the Company will tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal (other than the election of directors) has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal. As for the election of directors (Proposal 1), votes against, votes withheld, abstentions and broker non-votes will have no legal effect.

The Company’s 2005 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2005, is being mailed to shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) may be obtained free of charge by writing to Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Chief Financial Officer or by accessing the “Investor Relations” section of the Company’s website (www.enovasystems.com).

Please mark, date, sign and return the enclosed Proxy in the accompanying postage-prepaid, return envelope as soon as possible so that, if you do not attend the Annual Meeting, your shares may be voted.

II.  PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors consists of seven members. The Board has nominated for election each of the seven current directors. Accordingly, seven nominees will stand for election at the Annual Meeting and if elected will serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualify. The following individuals have been nominated by the Board of Directors to serve as directors: Bjorn Ahlstrom, Malcolm R. Currie, Donald H. Dreyer, Sten Langenius, Anthony N. Rawlinson, Edwin O. Riddell and John R. Wallace (the “Nominees”). The Board of Directors anticipates that each of the Nominees, if elected, will serve as a director. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Required Vote and Recommendation

The Company’s Articles of Incorporation provide that the holders of the Series B Preferred Stock are entitled, voting as a separate class, to elect two (2) members of the Board. The holders of the Common Stock and Series A Preferred Stock, voting together as a single class, are entitled to elect the balance of the members of the Board. One (1) nominee has been nominated for election by the holders of the Series B Preferred Stock and six (6) nominees have been nominated for election by the holders of the Common Stock and Series A Preferred Stock.

The Series B Preferred Stock proxy holders will vote, as a separate class, the proxies received by them to elect as the Series B nominee Donald H. Dreyer. The Common Stock and Series A Preferred Stock proxy holders will vote, as a single class, the proxies received by them to elect as their six (6) nominees: Bjorn Ahlstrom, Malcolm R. Currie, Ph.D., Sten Langenius, Anthony N. Rawlinson, Edwin O. Riddell and John R. Wallace. With respect to any proposed nominee, if that nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the proxy holders to fill such vacancy. However, it is not expected that any nominee will be unable or will decline to serve as a Director. If shareholders nominate persons other than the Company’s nominees for election as Directors, the Common Stock, Series A Preferred Stock, and Series B Preferred Stock proxy holders may vote all proxies received by them in accordance with cumulative voting if invoked to assure the election of as many of the Company’s nominees as possible. The term of office of each person elected as a Director will continue until the next annual meeting of shareholders or until the Director’s successor has been elected or appointed or until the Director’s earlier resignation or removal.

The Board of Directors unanimously recommends a vote FOR all of the Nominees.

Information Regarding Nominees

The following table sets forth certain information with respect to the Nominees for election as directors at the Annual Meeting based on information furnished to the Company by each Nominee.

Unless otherwise specified, the following information is as of October 11, 2006 and is based upon 14,803,148 shares of Common Stock outstanding at the close of business on such date.

			Amount and Nature
			of Beneficial	Percent
		Director	Ownership of	of
Name of Nominee	Age	Since	Securities	Class

Bjorn Ahlstrom	72	2004	11,837	*
Dr. Malcolm Currie	77	1999	24,505	*
Donald H. Dreyer	69	1997	23,144	*
Sten Langenius	72	2006	1,145	*
Anthony N. Rawlinson	51	1999	576,615	3.73%
Edwin O. Riddell	64	1995	78,046	*
John R. Wallace	58	2002	12,429	*

*	Less than one percent.

The following biographical descriptions set forth information with respect to the Nominees for election as directors, based on information furnished to the Company by each Nominee. There is no family relationship between any director, Nominee, or executive officer of the Company.

Proposed Common Stock and Series A Preferred Stock Nominees:

Bjorn Ahlstrom, Director.  Mr. Ahlstrom was elected to the Board of Directors in June 2004. Mr. Ahlstrom currently is a consultant in the heavy-duty vehicle industry. Mr. Ahlstrom retired as Chairman of Volvo Group North America, Inc. on April 1, 2004. Prior to that, Mr. Ahlstrom was President and Chief Executive Officer of Volvo North America Corporation from 1971 until 1994. During this term, Volvo North America Corporation owned and operated Volvo’s businesses in the United States and Canada. Under Mr. Ahlstrom’s leadership, VNAC grew from a $50 million car importer in the early 1970s to a $6 billion company with manufacturing and marketing operations for cars, trucks, marine engines, and financial services. In 1981, Mr. Ahlstrom received the Royal Order of the North Star from King Carl XVI Gustaf of Sweden. The United States Government awarded him the Medal of Peace and Commerce in 1983. He received the Ellis Island Medal of Honor in 1990. Mr. Ahlstrom has been awarded honorary Doctor of Law degree from St John’s University, NY, and Ramapo College of New Jersey.

Malcolm R. Currie, Ph.D, Director.  Dr. Currie was re-elected to the Board of Directors in 1999. Dr. Currie had served as a Director of the Company from 1995 through 1997. From 1986 until 1992, Dr. Currie served as Chairman and Chief Executive Officer of Hughes Aircraft Co., and from 1985 until 1988, he was the Chief Executive Officer of Delco Electronics. His career in electronics and management has included research with many patents and papers in microwave and millimeter wave electronics, laser, space systems, and related fields. He has led major programs in radar, commercial satellites, communication systems, and defense electronics. He served as Undersecretary of Defense for Research and Engineering, the Defense Science Board, and currently serves on the Boards of Directors of LSI Logic, Innovative Micro Technology, Regal One, and Currie Technologies. He is past president of the American Institute of Aeronautics and Astronautics, and is a Member and past Chairman of the Board of Trustees of the University of Southern California.

Sten Langenius, Director.  Mr. Langenius was made director in July 2006. Mr. Langenius currently serves as CEO and on the Board of Directors of Utsiktsvägen Consulting & Investment AB since 1998. He has been a member of the Boards of Gunnebo Industrier AB (Sweden) since 2005, NSS, Nordic Shelter Solutions Group OY (Finland) since 2002, Fästelement Intressenter AB and Fameco Group AB (Sweden) since 2005, chairman of the board of Nordea Region West Sweden, Large Companies Group (formerly known as Merita Nordbanken Region West (Sweden), name changed in 2005) since 1995. Mr. Langenius was formerly President and Chief Executive Officer of Volvo Truck Corporation. Prior to joining Volvo, he was President of IBM Svenska AB. Mr. Langenius brings an extensive and impressive background to Enova.

Anthony Rawlinson, Chairman of the Board.  Mr. Rawlinson was appointed Chairman of the Board in July 1999. He is Managing Director of The Global Value Investment Portfolio Management Pte. Ltd., a Singapore-based international fund management company managing discretionary equity portfolios for institutions, pension funds and clients globally. Mr. Rawlinson is also Chairman of Cardsoft Inc., a privately-held company based in San Mateo

California, which develops and markets embedded Java software solutions that provide security and interoperability for applications running on disparate fixed and wireless payment devices.

Edwin O. Riddell, President, CEO and Director.  Mr. Riddell was appointed President and Chief Executive Officer on August 20, 2004. Mr. Riddell has been a Director of the Company since 1995. Since 1999, Mr. Riddell has been President of CR Transportation Services, a consultant to the electric and hybrid vehicle industry. From 1992 to 1999, Mr. Riddell was Product Line Manager of the Transportation Business Unit at the Electric Power Research Institute, and from 1985 until 1992, he served with the Transportation Group, Inc. as Vice President, Engineering, working on electrically driven public transportation systems. From 1979 to 1985, he was Vice President, General Manager and COO of Lift-U, Inc., the leading manufacturer of handicapped wheelchair lifts for the transit industry. Mr. Riddell has also worked with Ford, Chrysler, and General Motors in the area of auto design, and has worked as a member of senior management for a number of public transit vehicle manufacturers. Mr. Riddell served as a member of the American Public Transportation Association’s (APTA) Member Board of Governors for over 15 years, and served on APTA’s Board of Directors. Mr. Riddell was also Managing Partner of the U.S. Advanced Battery Consortium. He also serves on the Electric Drive Association Board of Directors.

John R. Wallace, Director.  Mr. Wallace was elected as a Director of the Company in 2002. Since November of 2005, he has held the position of CEO, Xantrex Technology, Inc. in Burnaby, B.C., Canada. From 2002 to 2005, he worked independently as a consultant in the alternative energy sector. Mr. Wallace retired from the Ford Motor Company in 2002. Prior to his retirement, he was executive director of TH!NK Group. He has been active in Ford Motor Company’s alternative fuel vehicle programs since 1990, serving first as: Director, Technology Development Programs; then as Director, Electric Vehicle Programs; Director, Alternative Fuel Vehicles and finally Director, Environmental Vehicles. He is past Chairman of the Board of Directors of TH!NK Nordic; he is past chairman of the United States Advanced Battery Consortium; Co-Chairman of the Electric Vehicle Association of the Americas, and past Chairman of the California Fuel Cell Partnership. He served as Director of Ford’s Electronic Systems Research Laboratory, Research Staff, from 1988 through 1990. Prior to joining Ford Research Staff, he was president of Ford Microelectronics, Inc., in Colorado Springs. His other experience includes work as program manager with Intel Corporation. He also served as Director, Western Development Center, for Perkin-Elmer Corporation and as President of Precision Microdesign, Inc.

Proposed Series B Preferred Stock Nominee:

Donald H. Dreyer, Director.  Mr. Dreyer was elected a Director of the Company in January 1997. Mr. Dreyer is President and CEO of Dreyer & Company, Inc., a consultancy in credit, accounts receivable and insolvency services, which he founded in 1990. Mr. Dreyer has served as Chairman of the Board of Credit Managers Association of California during the 1994 to 1995 term and remains a current member. Mr. Dreyer is also a member of the American Bankruptcy Institute and the National Advisory Committee of Dun & Bradstreet, Inc.

If the shareholders approve the Nominees, the Board of Directors will continue to have one vacancy.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC AUDITORS

The Board recommends that the shareholders ratify the Audit Committee’s selection of Windes & McClaughry Accountancy Corporation (“Windes & McClaughry”) as the principal independent auditors of the Company for fiscal year 2006. Singer Lewak Greenbaum & Goldstein (“SLGG”) was the Company’s principal independent auditors for fiscal year 2005. If the selection of Windes & McClaughry is not ratified, the Audit Committee anticipates that it will nevertheless engage Windes & McClaughry as auditors for fiscal year 2006, but will consider whether it should select other auditors for fiscal year 2007. If the selection of Windes & McClaughry is ratified by the shareholders, the Audit Committee may nevertheless determine, based on changes in fees, personnel or for other reasons, to engage a firm other than Windes & McClaughry for the 2006 audit.

On June 12, 2006, Singer Lewak Greenbaum & Goldstein (“SLGG”) ceased being the registered public accounting firm for the Company and the Company engaged Windes & McClaughry as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2006. The decision regarding the end of the SLGG engagement and the commencement of the engagement of Windes & McClaughry was made and approved by the Audit Committee of the Company’s Board of Directors after a review of the Company’s current needs in light of its listing on the Alternative Investment Market (“AIM”) of the London Stock Exchange. Prior to appointing Windes & McClaughry as the Company’s independent registered public accounting firm, Windes & McClaughry previously assisted Baker Tilly, the Company’s UK accountants, on Baker Tilly’s audit report prepared on behalf of Investec in connection with the Company’s listing on AIM.

The reports of SLGG on the Company’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date of their termination, there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SLGG would have caused SLGG to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years. During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date of SLGG’s termination, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date of SLGG’s termination, the Company did not consult with Windes & McClaughry regarding (1) the application of accounting principles to a specified transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered with respect to the Company’s financial statements or (3) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The following table sets forth the aggregate fees billed or to be billed by SLGG for the following services for the years ended December 31, 2005 and 2004:

	2005	2004

Audit Fees	$163,471	$73,970
Tax Fees	—	—

Total	$163,471	$79,970

A representative of Windes & McClaughry is expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions. Representatives of SLGG will not be present at the meeting.

Required Vote and Recommendation

Only holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock as of the close of business on the Record Date are entitled to vote on this proposal. Proxies will be voted for ratifying the selection of Windes & McClaughry as the Company’s independent auditors for fiscal year 2006 unless contrary instructions are set forth on the enclosed Proxy Card. The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock, Series A Preferred Stock (as converted), and Series B Preferred Stock (as converted), voting together as a single class, present or represented by proxy at the Annual Meeting, is required to ratify the selection of Windes & McClaughry. Accordingly, an abstention will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Windes & McClaughry as the Company’s independent auditors for fiscal year 2006.

PROPOSAL 3

APPROVAL OF THE COMPANY’S 2006 EQUITY COMPENSATION PLAN

The shareholders are being asked to approve a new 2006 Equity Compensation Plan (the “2006 Plan”). The Company’s current 1996 Stock Option Plan has expired for purposes of issuing new grants. The Board has approved the 2006 Plan, subject to approval from the shareholders at the Annual Meeting. The 1996 Stock Option Plan, however, will continue to govern awards previously granted under that plan. If the shareholders do not approve the 2006 Plan, the Company will not be authorized to issue incentive stock options under the Internal Revenue Code of 1986, as amended.

The Board believes that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term shareholder value. The Board believes that plans such as the 2006 Plan increase the Company’s ability to achieve this objective, especially, in the case of the 2006 Plan, by allowing for several different forms of long-term incentive awards, which the Board believes will help the Company to recruit, reward, motivate and retain talented personnel.

The Board believes strongly that the approval of the 2006 Plan is essential to the Company’s continued success. In particular, the Board believes that the Company’s employees are its most valuable assets and that the awards permitted under the 2006 Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company competes. Such awards also are crucial to the Company’s ability to motivate employees to achieve its goals.

A general description of the principal terms of the 2006 Plan approved by the Board of Directors is set below. This description is qualified in its entirety by the terms of the 2006 Plan set forth in Appendix A.

General.

The 2006 Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock awards, (iii) restricted stock units and (iv) stock appreciation rights. Each of these is referred to individually as an “Award.” Those who will be eligible for Awards under the 2006 Plan include employees, directors and consultants who provide services to the Company and its affiliates. As of November 1, 2006, approximately 38 employees and directors would be eligible to participate in the 2006 Plan.

Number of Shares of Common Stock Available Under the 2006 Plan.

The Board has reserved 3,000,000 shares of the Company’s common stock for issuance under the 2006 Plan. As of November 1, 2006, no Awards have been granted under the 2006 Plan. As of November 1, 2006, options to purchase 188,222 shares of common stock are outstanding under the 1996 stock option plan.

If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s common stock, the Compensation Committee (the “Committee”) will adjust the number and class of shares that may be delivered under the 2006 Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

No participant may be granted an option to purchase more than 500,000 shares in any calendar year. The maximum number of shares that may be issued under awards other than options is 3,000,000.

Administration of the 2006 Plan.

Unless otherwise determined by the Board, the Compensation Committee will administer the 2006 Plan. Unless otherwise determined by the Board, to make grants to certain of the Company’s officers and key employees, the members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Company can receive a federal tax deduction for certain compensation paid under the 2006 Plan. Subject to the terms of the 2006 Plan, the Committee has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the 2006 Plan and outstanding Awards. Notwithstanding the foregoing, unless otherwise determined by the Board, the Committee may not modify or amend an option or stock appreciation right to reduce the exercise price of that Award after it has been granted or to cancel or substitute any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price.

Options.

The Committee is able to grant nonqualified stock options and incentive stock options under the 2006 Plan. The Committee determines the number of shares subject to each option.

The Committee determines the exercise price of options granted under the 2006 Plan, provided the exercise price must be at least equal to the fair market value of the Company’s common stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the common stock on the grant date.

The term of an option may not exceed ten years, except that, with respect to any participant who owns 10% of the voting power of all classes of the Company’s outstanding capital stock, the term of an incentive stock option may not exceed five years.

Unless otherwise determined by the Board or Committee, after a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) due to death or disability. Unless otherwise determined by the Board or Committee, if a participant ceases to be employed by the Company on the account of (i) termination by the Company for defined misconduct or (ii) the breach of his or her employment agreement with the Company, any option held by the participant shall (A) terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such option would otherwise expire, if earlier or (B) if the Company determines that the participant has engaged in conduct that constitutes defined misconduct or has breached his or her employment agreement at any time while the participant is or was employed by, or providing service to, the Company, terminate as of the date on which such misconduct first occurred, or the date on which option would otherwise expire, if earlier.

In the event that any Company-sponsored plan or arrangement, or any agreement to which the Company is a party provides for a longer exercise period for a participant’s options under applicable circumstances than the exercise period that is provided for above, the exercise period set forth in such plan, arrangement or agreement applicable to such circumstances shall apply.

Stock Award.

The Committee may transfer shares of Company stock or cash to a participant under a stock award, which vest in accordance with the terms and conditions established by the Committee in its sole discretion. For example, the Committee may set restrictions based on the achievement of specific performance goals. The Committee will determine the number of shares granted pursuant to an Award of stock.

Restricted Stock Units.

The Committee may grant restricted stock units pursuant to the 2006 Plan. Each restricted stock unit represents the right of the participant to receive an amount in cash or common stock (as determined by the Committee) based on the value of the restricted stock unit, if performance goals established by the Committee are met or upon the lapse of a specified vesting period. A restricted stock unit will be based on the fair market value of a share of Company stock or on such other measurement base as the Committee deems appropriate. The Committee or its delegate shall determine the number of restricted stock units to be granted and the requirements applicable to such restricted stock units.

Stock Appreciation Rights.

The Committee will be able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of the Company’s common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of common stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Committee, subject to the terms of the 2006 Plan. The Committee, subject to the terms of the 2006 Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2006 Plan; provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant.

After a termination of service with the Company unless otherwise determined by the Committee, a participant will be able to exercise the vested portion of his or her stock appreciation rights for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the stock appreciation right term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the stock appreciation term) due to death or disability. Unless otherwise determined by the Committee, if a participant ceases to be employed by the Company on the account of (i) termination by the Company for defined misconduct or (ii) the breach of his or her employment agreement with the Company, any stock appreciation right held by the participant shall (A) terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such stock appreciation right would otherwise expire, if earlier or (B) if the Company determines that the participant has engaged in conduct that constitutes defined misconduct or has breached his or her employment agreement at any time while the participant is or was employed by, or providing service to, the Company, terminate as of the date on which such misconduct first occurred, or the date on which stock appreciation right would otherwise expire, if earlier.

In the event that any Company-sponsored plan or arrangement, or any agreement to which the Company is a party provides for a longer exercise period for a participant’s stock appreciation rights under applicable circumstances than the exercise period that is provided for above, the exercise period set forth in such plan, arrangement or agreement applicable to such circumstances shall apply.

Transferability of Awards.

Except as described below, Awards granted under the 2006 Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant’s lifetime only to the participant. A participant may not transfer those rights except by will or by the laws of descent and distribution. A grant instrument may provide that a participant may transfer nonqualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, provided that the participant receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

Change of Control.

In the event of a change of control, except as otherwise determined by the Company, each outstanding option and stock appreciation right which is at the time outstanding automatically will become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding stock awards will lapse immediately prior to the specified effective date of such change of control, for all of the shares at the time represented by such option, stock appreciation right or stock award. Except as otherwise determined by the board, an outstanding option or stock appreciation right shall not so fully vest and be exercisable and released from such limitations and a stock award will not be released from such restrictions and restrictions on stock awards if and to the extent: (i) such option, stock appreciation right or stock award is, in connection with the change in control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option, stock appreciation right or stock award with respect to shares of the capital stock of the successor corporation or parent thereof, or (ii) such option, stock appreciation right or stock award is to be replaced with a cash incentive program of the successor corporation or parent thereof which preserves the compensation element of such option, stock appreciation right or stock award existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, stock appreciation right or stock award. The determination of option, stock appreciation right or stock award comparability under clause (i) above will be made by the Committee

Effective upon the consummation of the change of control, all outstanding options, stock appreciation rights or stock awards under the 2006 Plan will terminate and cease to remain outstanding, except to the extent assumed by the successor company or its parent.

Amendment and Termination of the 2006 Plan.

The Committee will have the authority to amend, alter, suspend or terminate the 2006 Plan, except that shareholder approval will be required for any amendment to the 2006 Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the 2006 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Committee and which agreement must be in writing and signed by the participant and the Company. The 2006 Plan will terminate on October 31, 2006, unless the Board terminates it earlier or it is extended by the Company with the approval of the shareholders.

Number of Awards Granted to Employees, Consultants, and Directors

The number of Awards that an employee, director or consultant may receive under the 2006 Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares of common stock subject to options granted under the 1996 Stock Option Plan during the last fiscal year, and (ii) the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price

Edwin O. Riddell	60,000	$4.35
All Other Employees	158,000	$4.35

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2006 Plan, based on Federal income tax laws in effect on January 1, 2006. Tax consequences for any particular individual may be different. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

Nonqualified Stock Options.  No taxable income is reportable when a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The shares must be held for more than twelve months after the option exercise for any such additional gain on the sale to qualify for long term capital gain tax treatment. The Company will be entitled to deduct the amount of compensation income which was taxed to the participant for Federal income tax purposes if it complies with applicable reporting requirements and if the amount represents an ordinary and necessary business expense of the Company.

Incentive Stock Options.  No income is realized by an participant upon the grant or exercise of an incentive stock option. If shares of stock are transferred to an participant upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant of the option or within one year after the transfer of such shares to such participant, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such participant as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.

If stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the participant will realize compensation (ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) the Company will be entitled to deduct the amount of compensation income which was taxed to the participant for Federal income tax purposes if it complies with applicable reporting requirements and if the amount represents an ordinary and necessary business expense of the Company. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the date of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. If more than $100,000 of options first become exercisable in any one year, the excess options are nonqualified options regardless of the characterization in the option grant agreement.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right with an exercise price or base price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The shares must be held for more than twelve months after receipt for any such additional gain on the sale to qualify for long term capital gain tax treatment. The Company will be entitled to deduct the amount of compensation income which was taxed to the participant for Federal income tax purposes if it complies with applicable reporting requirements and if the amount represents an ordinary and necessary business expense of the Company.

Stock Awards, Restricted Stock Units.  A participant generally will not have taxable income at the time stock or restricted stock units are granted unless the stock or restricted stock units are freely transferable or not subject to a substantial risk of forfeiture. Instead, the participant will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either freely transferable, or no longer subject to substantial risk of forfeiture. However, the recipient of a stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted by making an election under Section 83(b) of the Code. Any taxable income recognized in connection with an Award by an employee of the Company is subject to tax withholding by the Company. The Company will be entitled to deduct the amount of compensation income which was taxed to the participant for Federal income tax purposes if it complies with applicable reporting requirements and if the amount represents an ordinary and necessary business expense of the Company. Any additional gain or loss recognized upon any later disposition of the stock or stock units would be capital gain or loss. The stock must be held for more than twelve months after the initial Award for any such additional gain on the sale to qualify for long term capital gain tax treatment.

Tax Effect for the Company.  In addition to the general rule that the Company will be entitled to deduct the amount of compensation income which was taxed to the participant for Federal income tax purposes if it complies with applicable reporting requirements and if the amount represents an ordinary and necessary business expense of the Company, special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 unless the compensation is performance-based compensation in accordance with the provisions of Section 162(m). These provisions include shareholder approval of the 2006 Plan, established limits on the number of Awards that any individual may receive and, for Awards other than certain stock options, established performance criteria that must be met before the Award will vest or be paid. The 2006 Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Section 409A.  Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Awards granted under the 2006 Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued final regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to Awards issued under the 2006 Plan) are not entirely clear.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2006 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock, Series A Preferred Stock (as converted), and Series B Preferred Stock (as converted), voting together as a single class, present or represented by proxy at the Annual Meeting, is required to approve the 2006 Plan and set the number of shares of Common Stock reserved for issuance thereunder to 3,000,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE 2006 PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in the discretion of the proxy holders.

Regardless of the number of shares you own, your vote is important to the Company. Please complete, sign, date and promptly return the enclosed proxy card to vote your shares by following the instructions on your proxy card.

III.  CORPORATE GOVERNANCE AND RELATED MATTERS

Code of Ethics

The Company has adopted a Code of Ethics, which constitutes a “code of ethics” as defined by the SEC, that applies to the Company’s Board of Directors as well as its Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller, and other employees of the Company. A copy of the Code of Ethics may be obtained free of charge by writing to Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Chief Financial Officer or by accessing the “Investor Relations” section of the Company’s website (www.enovasystems.com). To the extent required by the rules of the SEC and the American Stock Exchange (“AMEX”), we will disclose amendments and waivers relating to these documents in the same place on our website.

Board of Directors and its Committees

Board of Directors.  The Board of Directors consists of seven directors. The Board of Directors met eleven times during 2005. The Board of Directors schedules regular executive sessions at each of its meetings, in which the Company’s non-employee directors meet without management participation. In addition, at least once each year the Company’s independent directors meet without non-independent director participation. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors of which he was a member except for Mr. Wallace who attended over 70% of the meetings. The Board expects all directors to attend annual meetings of shareholders. There was no 2005 Annual Meeting of Shareholders.

Audit Committee.  The Board of Directors has established an Audit Committee. The current members of this committee are Messrs. Ahlstrom, Dreyer (Chair) and Wallace. The Board of Directors has determined that Mr. Wallace is an “audit committee financial expert” as defined by the SEC and the AMEX. Mr. Wallace’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations or liability that are greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation. The Board of Directors has determined that the members of the Audit Committee, including the audit committee financial expert, are “independent” under the rules of the SEC and the AMEX. The Audit Committee, among other functions, has the sole authority to appoint and replace the independent auditors, is responsible for the compensation and oversight of the work of the independent auditors, reviews the results of the audit engagement with the independent auditors, and reviews and discusses with management and the independent auditors quarterly and annual financial statements and major changes in accounting and auditing principles. The Audit Committee met three times during 2005. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter is attached as Appendix B to this proxy statement. In addition, it may be obtained free of charge by writing to Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Chief Financial Officer or by accessing the “Investor Relations” section of the Company’s website (www.enovasystems.com).

Compensation Committee.  The Board of Directors has established a Compensation Committee. The current members of this committee are Messrs. Ahlstrom (Chair) and Currie. The Board of Directors has determined that the members of the Compensation Committee are “independent” under the rules of the AMEX. The Compensation Committee, among other functions, reviews, designs and determines compensation structures, programs and amounts, establishes corporate and management performance goals and objectives, and administers the Company’s incentive compensation plans. The Compensation Committee also reviews employment agreements and arrangements with officers. The Compensation Committee met two times during 2005. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee charter may be obtained free of charge by writing to Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Chief Financial Officer or by accessing the “Investor Relations” section of the Company’s website (www.enovasystems.com).

Nominating Committee.  The Board of Directors has established a Nominating Committee. The current members of this committee are Messrs. Rawlinson and Currie. The Board of Directors has determined that the members of the Nominating and Corporate Governance Committee are “independent” under the rules of the AMEX. The Nominating Committee was formed to, among other functions, identify individuals qualified to become Board members, consider policies relating to Board and committee meetings, recommend the establishment or dissolution of Board committees and address other issues regarding corporate governance. The Nominating Committee did not meet in 2005. The Board of Directors has adopted a written charter for the Nominating Committee. A copy of the Nominating Committee charter may be obtained free of charge by writing to Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Chief Financial Officer or by accessing the “Investor Relations” section of the Company’s web site (www.enovasystems.com).

In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating Committee considers his qualifications, which include business and professional background; history of leadership or contributions to other organizations; function skill set and expertise; general understanding of marketing, finance, accounting and other elements relevant to the success of a publicly-traded company in today’s business environment; and service on other boards of directors. The Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The Nominating Committee may assess the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies are expected, due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating Committee will consider various potential candidates for director which may come to the Nominating Committee’s attention through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any time during the year.

In exercising its function of recommending individuals for nomination by the Board for election as directors, the Nominating Committee considers nominees recommended by shareholders. See “Other Matters — Shareholder Proposals for Annual Meetings” for a summary of these procedures and requirements by which shareholders may submit such recommendations. When nominations are properly submitted, the Nominating Committee will consider candidates recommended by shareholders under the criteria summarized above. Following verification of the shareholder status of persons proposing candidates, the Nominating Committee makes an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company’s Board of Directors before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a shareholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Nominating Committee as part of its review. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by shareholders.

If you would like the Nominating Committee to consider a prospective candidate, please submit the candidate’s name and qualifications and other information in accordance with the requirements for director nominations by shareholders described herein to: Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Corporate Secretary.

Contacting the Board

You may contact any of our directors, or our independent directors as a group, by writing to them c/o Enova Systems, Inc., 19850 S. Magellan Dr. Torrance, California, 90502, Attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded as addressed.

Director Compensation

During 2005, we issued, or accrued for issuance, an aggregate of 701,255 shares of common stock to the non-executive board directors in accordance with the September 1999 Board of Directors compensation package for outside directors, as amended to date. For each meeting attended in person, each outside director is to receive $2,000 in cash and $4,000 of stock valued on the date of the meeting at the average of the closing ask and bid prices; for each telephonic Board meeting, each outside director is to receive $500 in cash and $500 of stock valued on the date of the meeting at the average of the closing ask and bid prices; and for each meeting of a Board committee attended in person, a committee member is to receive $1,000 in cash and $1,000 of stock valued on the date of the meeting at the average of the closing ask and bid prices. In September, 2005, the compensation structure for Directors was changed. Effective in the fourth quarter of 2005, Directors receive quarterly compensation at a flat rate of $4,000 in cash and $6,000 in stock valued on the date of the meeting at the average of the closing ask and bid prices. The flat rate is not dependent on the amount or type of services performed by the Directors. All Directors are also reimbursed for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Report of the Audit Committee1

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for this process, including the Company’s system of internal controls, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors, and not the Audit Committee, are responsible for auditing and expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, during 2005, the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from the Company and its management.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2005, for filing with the SEC.

  Submitted by the Audit Committee

Donald H. Dreyer (Chair)
Bjorn Ahlstrom
John R Wallace

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The independent auditors and management are required to periodically

1 The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Certain Relationships and Related Transactions

The following are certain transactions entered into between Enova and its officers, directors and principal shareholders and their affiliates since January 1, 2005.

During 2005, we purchased from Hyundai Heavy Industries, Co. (“HHI”) approximately $2,516,000 in components, materials and services for manufacture of our drive systems and power management systems. This purchase was made on terms and conditions equal to or better than our standard commercial terms with other vendors. At the year ended December 31, 2005, our outstanding payables balance due HHI was approximately $1,317,000.

IV.  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table sets forth all compensation earned by our Chief Executive Officer and each of the other most highly compensated executive officers of Enova whose annual salary and bonus exceeded $100,000 for the years ended December 31, 2005, 2004 and 2003 (collectively, the “Named Executive Officers”). Mr. Carl D. Perry was the sole executive officer of Enova whose salary currently exceeded $100,000 prior to December 31, 2003.

Summary Compensation Table

	ANNUAL COMPENSATION
Name and Principal Position	Year	Salary	Bonus

Edwin O. Riddell(1)	2005	$204,000	$43,500 (10,000 Common shares))
Chief Executive Officer and President	2004	—	—
	2003	—	—
Larry B. Lombard(2)	2005	$148,812	$21,750 (5,000 Common shares)
Chief Financial Officer	2004	$126,825	—
	2003	—
Edward M. Moore(3)	2005	$154,943	$21,750 (5,000 Common shares)
Chief Operating Officer	2004	$146,635	$30,000 (earned in 2003)
	2003	—
Carl D. Perry(4)	2005	$78,232	—
Former Chief Executive Officer and	2004	$120,000	—
President	2003	$139,615	$30,000 (earned in 2000)

(1)	Mr. Riddell was elected Chief Executive Officer and president in August 2004. Mr. Riddell commenced employment as a full-time employee in January 2005 at a salary of $208,000 per year. For the period from August 2004 to December 2004, Mr. Riddell was compensated for services on a contractual basis at the rate of $4,000 per week.

(2)	Mr. Lombard was elected Chief Financial Officer in March 2004. Mr. Lombard’s annual salary was $145,000 per year. On December 9, 2005 Mr. Lombard resigned from the Company. Prior to 2004, Mr. Lombard was not an officer of the Company.

(3)	Mr. Moore was elected Chief Operating Officer in March 2004. Mr. Moore’s annual salary was $150,000 per year. On December 9, 2005 Mr. Moore resigned from the Company. Prior to 2004, Mr. Moore was not an officer of the Company.

(4)	Mr. Perry was elected Chief Executive Officer and president in November 1997 and resigned those positions in August 2004. Mr. Perry’s salary was $120,000 per year which terminated per agreement at December 31, 2004. Compensation earned in 2005 consisted of $2,308 of regular earnings and $75,924 of severance. Mr. Perry served as Acting Chief Financial Officer during the periods reflected in the above chart through March 6, 2004.

Option/SAR Grants

The following grants of stock options or stock appreciation rights (“SARs”) were made during 2005 to the Named Executive Officers.

Option Grants During Fiscal 2005

					Potential Realizable
	Number of				Value of
	Securities	Percentage of Total			Assumed Annual Rates
	Underlying	Options Granted to	Exercise		of Stock Price Appreciation
Name of Individual	Options	Employee in	Price	Expiration	for the Option Term (1)
and Position	Granted	Fiscal 2005	Per Share	Date	5%	10%

Edwin O. Riddell	60,000	19%	$4.35	9-12-15	$185,399	$483,663
President and Chief Executive Officer
Larry B. Lombard,	46,000	15%	$4.35	9-12-15	$139,049	$362,784
Chief Financial Officer
Edward M. Moore,	46,000	15%	$4.35	9-12-15	$139,049	$362,784
Chief Operating Officer

(1)	Calculated on the basis of $4.35 representing the average of the high bid and low ask prices of the Common Stock on December 31, 2005

Executive Officers

The following biographical descriptions set forth information with respect to the executive officers of the Company, based on information furnished to the Company by each officer. There is no family relationship between any director, nominee, or executive officer of the Company. Officers of the Company are elected annually at the first meeting of the Board of Directors following each annual meeting of shareholders. Each officer holds office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal in the manner provided in the Company’s Bylaws.

The Company’s Board of Directors has determined that Mr. Riddell, and Ms. Bertrand are executive officers of the Company within the meaning of Rules 3b-7 and 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Edwin O. Riddell, 64, President and Chief Executive Officer.  Mr. Riddell was appointed President and Chief Executive Officer on August 20, 2004. Mr. Riddell has been a Director of the Company since 1995. Since 1999, Mr. Riddell has been President of CR Transportation Services, a consultant to the electric and hybrid vehicle industry. From 1992 to 1999, Mr. Riddell was Product Line Manager of the Transportation Business Unit at the Electric Power Research Institute, and from 1985 until 1992, he served with the Transportation Group, Inc. as Vice President, Engineering, working on electrically driven public transportation systems. From 1979 to 1985, he was Vice President, General Manager and COO of Lift-U, Inc., the leading manufacturer of handicapped wheelchair lifts for the transit industry. Mr. Riddell has also worked with Ford, Chrysler, and General Motors in the area of auto design, and has worked as a member of senior management for a number of public transit vehicle manufacturers. Mr. Riddell served as a member of the American Public Transportation Association’s (APTA) Member Board of Governors for over 15 years, and served on APTA’s Board of Directors. Mr. Riddell was also Managing Partner of the U.S. Advanced Battery Consortium. He also serves on the Electric Drive Association Board of Directors.

Corinne Trott Bertrand, 46, Chief Financial Officer.  Ms. Bertrand was appointed Chief Financial Officer on April 3, 2006. Prior to joining the Company, Ms. Bertrand served as a financial consultant to Resources Global Professionals since June 2005. From January 2005 to May 2005, Ms. Bertrand served as the Chief Financial Officer of Island Pacific, Inc. From September 2003 to January 2005, Ms. Bertrand served as a financial consultant to Resources Global Professionals. From August 2002 to March 2003, Ms. Bertrand served as an independent consultant to Targus Inc. From June 1999 to August 2002, Ms Bertrand served as Vice President, Finance and Administration of eMachines, Inc. Ms. Bertrand has a B.S. in Accounting from California State University, Long Beach and is a Certified Public Accountant.

Employment Agreement and Securities Authorized For Issuance under Equity Compensation Plan

The summary of the agreement below is qualified in its entirety by reference to the complete agreement, which has been included as an exhibit to the Company’s filings with the SEC.

Employment Agreement

Effective as of January 3, 2005, the Company entered into a letter agreement with its President and Chief Executive Officer, Edwin Riddell. The Board of Directors of the Company ratified this agreement on January 27, 2005. Mr. Riddell is also a director of the Company. Pursuant to the agreement, Mr. Riddell will receive a yearly salary of $208,000. In addition, Mr. Riddell will be eligible for performance bonuses to be mutually agreed upon by both parties. Mr. Riddell will also receive options to purchase 22,222 shares of the Company’s common stock at an original exercise price of $4.95 per share, such exercise price to be reviewed in six months. The stock options will vest over three years in equal monthly installments and will expire five years from the date of issuance. The agreement also provides for certain health benefits, a standard life insurance policy, enrollment in the Company’s 401(k) plan and a company automobile. Mr. Riddell’s employment is at-will and may be terminated by either Mr. Riddell or the Company for any reason and at any time.

Securities Authorized For Issuance under Equity Compensation Plan

Equity Compensation Plan Information

The following table provides information regarding our equity compensation plans as of December 31, 2005:

Equity Compensation Plan Information

	Number of		Number of Securities
	Securities to be		Remaining Available
	Issued Upon	Weighted-average	for Future Issuance
	Exercise of	Exercise Price of	Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options, Warrants	Options, Warrants	(Excluding Securities
	and Rights	and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	436,000	$4.46	64,564,000
Equity compensation plans not approved by security holders	—	—	—

Total	436,000	$4.46	64,564,000

Compensation Committee Report on Executive Compensation2

Composition of Compensation Committee.  During 2005 and through the date of this proxy statement, the Compensation Committee consisted of Bjorn Ahlstrom (Chair), and Malcolm R. Currie. The following is a summary of the compensation policies of the Company.

Objectives of Executive Compensation.  The Company’s executive compensation program is intended to attract, retain and reward experienced, highly-motivated executives who are capable of leading the Company effectively and contributing to its long-term growth and profitability. The Company’s objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company’s shareholders.

Base Salary and Bonus.  Base salary and bonus of the Executive Officers as established are determined by a subjective assessment of the executive officer’s performance in light of the officer’s responsibilities and position

2The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

with the Company and the Company’s performance during prior periods. In evaluating overall Company performance, the primary focus is upon financial performance for the relevant annual period measured by operating income. Base salaries for all executive officers are reviewed periodically and from time to time by the Compensation Committee and adjusted appropriately. Incentive compensation is reviewed periodically and from time to time by the Compensation Committee and adjusted accordingly.

Long-Term Incentive Awards.  The Company believes that option grants (i) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (ii) give executives a significant, long-term interest in the Company’s success, and (iii) help retain key executives in a competitive market for executive talent.

The Company’s 1996 Stock Option Plan authorized the Committee to grant stock options to employees and consultants, including executives. Option grants were made under the 1996 Plan to executives whose contributions were expected to have a significant impact on the Company’s long-term performance. The Company’s determination of whether option grants are appropriate each year is based upon individual performance measures established for each individual. Options are not necessarily granted to each executive during each year. Options granted to executive officers generally vest in conjuction with the attainment of the performance goals of the company. 152,000 stock options were granted to executive officers in 2005. The 1996 Plan expired in October 2006.

Compensation of the Chief Executive Officer.  In determining the compensation of Edwin O. Riddell, the Chief Executive Officer, the Board of Directors considered the expense to replace an executive of Mr. Riddell’s caliber. The Board therefore established a compensation package for 2005 consisting of an annual salary of $208,000 plus a bonus to be determined based on the performance of the Company. The Compensation Committee believes that Mr. Riddell’s dedication, commitment and experience have been vitally important to the successful and ongoing growth of the Company. Mr. Riddell’s overall compensation for the year ended December 31, 2005 consisted of base salary, stock options and a stock grant. In determining Mr. Riddell’s compensation, the Compensation Committee evaluated Mr. Riddell’s personal performance, the performance of the Company and Mr. Riddell’s long-term commitment to the success of the Company. The Committee believes that the compensation paid to Mr. Riddell in 2005 was appropriate based on the financial performance of the Company.

Compensation of Other Executive Officers.  The Company’s executive compensation program for other executive officers is based on the same Company-wide goals described above for the Chief Executive Officer, with varying individual and business unit goals. The Compensation Committee considers the evaluations and recommendations of the Chief Executive Officer with respect to the compensation of the other executive officers of the Company.

Compensation Policy Regarding Deductibility.  The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to $1 million per year. For the fiscal year ended December 31, 2005, no executive officer of the Company received in excess of $1 million in compensation from the Company. The Compensation Committee currently intends to limit the dollar amount of all other compensation payable to each of the Company’s executive officers to no more than $1 million.

Submitted by the Compensation Committee:

Bjorn Ahlstrom (Chair)
Malcolm R. Currie, Ph.D.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Bjorn Ahlstrom and Malcolm R. Currie. None of them has served as an officer of the Company or any of its subsidiaries. No member of the Compensation Committee has any other business relationship or affiliation with the Company or any of its subsidiaries (other than his or her service as a director).

V.  STOCK PERFORMANCE, STOCK OWNERSHIP AND OTHER INFORMATION

Stock Performance Graph3

The graph below compares the cumulative total shareholder return on our Common Stock with the cumulative total return on the Standard & Poor’s Small Capitalization 600 Index and an index of peer companies selected by us. A group of five other electric vehicle companies comprise the peer group index.4

The period shown commences on December 31, 2000, and ends on December 31, 2005, the end of our last fiscal year. The graph assumes an investment of $100 on December 31, 2000 and the reinvestment of any dividends. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our Common Stock.

Comparison of Cumulative Five Year Total Return
Among Enova Systems, Inc., the S&P SmallCap 600 Index and a Peer Group4

3The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
4Companies included in the peer group index are Amerigon, Inc. (AGGN), Arotehch Corp. (ARTX), Azure Dynamics Corp. (AZD.TO), Energy Conversion Devices, Inc. (ENER), UQM Technology, Inc. (UQM), and Valence Technology, Inc. (VLNC).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock, Series A Preferred Stock and Series B Preferred Stock as of the record date, by (i) each shareholder known to the Company to own beneficially more than 5% of such class or series of securities; (ii) each of the Company’s Directors and nominees for Director; (iii) the sole Named Executive Officer; and (iv) all executive officers and Directors as a group. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table, based on information provided by such persons, have sole voting and investment power with respect to all shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock shown as beneficially owned by them. All of the information in this table is as of October 11, 2006.

	Shares		Percentage of
	Beneficially		Shares Beneficially	Voting
Name and Address of Beneficial Owner	Owned(1)		Owned(2)	Percentage(3)

Jagen, Pty., Ltd.	3,222,222		20.84%	21.55%
9 Oxford Street, South Ybarra 3141 Melbourne, Victoria Australia
Hyundai Heavy Industries, Co.	764,716		4.95%	5.11%
1 Cheona-Dong, Dong-Ku Ulsan, Korea
Bjorn Ahlstrom	11,837		*	*
Anthony N. Rawlinson	576,615		3.73%	3.86%
Edwin O. Riddell	78,046	(4)	*	*
Malcolm R. Currie, Ph.D.	24,505		*	*
Donald H. Dreyer	23,144		*	*
John R. Wallace	12,429		*	*
Sten Langenius	1,145		*	*
All Directors and executive officers as a group (9 persons)	720,851		4.71%	4.56%

*	Indicates less than 1%

(1)	Number of Common Stock shares includes Series A Preferred Stock, Series B Preferred Stock and Common Stock shares issuable pursuant to stock options, warrants and other securities convertible into Common Stock beneficially held by the person or class in question which may be exercised or converted within 60 days after October 11, 2006.

(2)	The percentages are based on the number of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock owned by the shareholder divided by the sum of: (i) the total Common Stock outstanding, (ii) the Series A Preferred Stock owned by such shareholder; (iii) the Series B Preferred Stock owned by such shareholder; and (iv) Common Stock issuable pursuant to warrants, options and other convertible securities exercisable or convertible by such shareholder within sixty (60) days after October 11, 2006.

(3)	The percentages are based on the number of shares of Common Stock, Series A Preferred Stock and/or Series B Preferred Stock owned by the shareholder divided by the sum of: (i) the total Common Stock outstanding, (ii) the total Series A Preferred Stock outstanding and (iii) the total Series B Preferred Stock outstanding. This percentage calculation has been included to show more accurately the actual voting power of each of the shareholders, since the calculation takes into account the fact that the outstanding Series A Preferred Stock and Series B Preferred Stock are entitled to vote together with the Common Stock as a single class on certain matters to be voted upon by the shareholders.

(4)	The beneficial shares owned include 52,222 shares of common stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires persons who are officers of the Company as defined by Section 16, directors of the Company and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Insiders”) to file reports of ownership and changes in ownership with the SEC and one national securities exchange on which such securities are registered. In accordance with Rule 16a-3(c) under the Exchange Act, the Company has designated the AMEX as the national securities exchange with which reports pursuant to Section 16(a) of the Exchange Act need to be filed. Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, that the following Reporting Persons failed to timely file Form Fours during the Company’s last fiscal year: (i) Mr. Moore, the former Chief Operating Officer of the Company, failed to timely file two times, covering five transactions, (ii) Mr. Lombard, the former Chief Financial Officer of the Company, failed to timely file one time, covering one transaction, (iii) Mr. Riddell, the Company’s Chief Executive Officer, failed to timely file one time, covering one transaction, (iv) Mr. Micek, a former member of the Company’s Board of Directors, failed to timely file one time, covering three transactions, (v) Mr. Ahlstrom, a member of the Company’s Board of Directors, failed to timely file one time, covering three transactions, (vi) Mr. Rawlinson, a member of the Company’s Board of Directors, failed to timely file one time, covering three transactions, (vii) Mr. Currie, a member of the Company’s Board of Directors, failed to timely file one time, covering three transactions, (viii) Mr. Dreyer, a member of the Company’s Board of Directors, failed to timely file one time, covering three transactions and (ix) Mr. Perry, the former Chief Executive Officer of the Company, failed to timely file one time, covering three transactions.

VI.  OTHER MATTERS

Solicitation of Proxies

The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Shareholder Proposals for Annual Meetings

Proposals of shareholders intended to be presented at the next annual meeting of our shareholders must be received by us at our offices at Enova Systems, Inc., 19850 S. Magellan Drive, Torrance, California 90502, Attention: Secretary, no later than July 3, 2007, a date not less than one hundred twenty (120) days prior to one year anniversary of our mailing to shareholders of this Proxy Statement for the 2006 Annual Meeting of Shareholders. Any such shareholder proposals must satisfy the conditions established by the SEC for inclusion in our proxy statement for that meeting.

APPENDIX A

ENOVA SYSTEMS, INC.

2006 EQUITY COMPENSATION PLAN

The purpose of the Enova Systems, Inc. 2006 Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Enova Systems, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards (including restricted stock units), and stock appreciation rights. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1. Administration

(a) Committee.   Unless otherwise determined by the Board, the Plan shall be administered and interpreted by the members of the Compensation Committee of the Board (the “Committee”), which unless otherwise constituted by the Board shall (i) consist of “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) have the authority set forth below.

(b) Committee Authority.   Unless otherwise determined by the Board, The Committee or its delegate shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size, and terms of the grants to be made to each such individual; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant; and (v) deal with any other matters arising under the Plan. The Board may also ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors.

(c) Committee Determinations.   Unless otherwise determined by the Board, the Committee or its delegate shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s or its delegate’s interpretations of the Plan and all determinations made by the Committee or its delegate pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee or its delegate shall be executed in its or their sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d) No Repricings.   Notwithstanding anything in this Plan to the contrary, unless otherwise determined by the Board, Options held by a person subject to Section 16 of the Exchange Act of 1934, as amended, shall not be (i) amended or modified an in a manner that would reduce the exercise price of such Option; (ii) substituted for another Option with a lower exercise price; (iii) canceled in exchange for a new Option with a lower exercise price to the holder of the cancelled Option within six (6) months following the date of the cancellation of the cancelled Option; or (iv) canceled while the Option is under water (i.e., for which the Fair Market Value, as defined below, of the underlying Shares is less than the Option’s Exercise Price, as defined below) for the purpose of granting a replacement Grant (as defined below) of a different type.

2. Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), restricted stock units as described in Section 6 (“Restricted Stock Units”), and Stock Appreciation Rights described in Section 7 (“SARs”) (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan and as specified in the individual grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determination of the Committee or its delegate shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3. Shares Subject to the Plan

(a) Shares Authorized.   Subject to adjustment as described below, (i) the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under any forms of Grants under the Plan is three million (3,000,000), (ii) the maximum aggregate number of shares of Company Stock that may be issued under the Plan under Incentive Stock Options is three million (3,000,000) and (iii) the maximum aggregate number of shares of Company Stock that may be issued under the Plan under Awards other than Options is three million (3,000,000). The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be five hundred thousand (500,000). If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or if any Stock Awards (including restricted Stock Awards received upon the exercise of Options) are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. Notwithstanding the foregoing, if at any time the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Company Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

(b) Adjustments.   If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization, or consolidation; (iii) by reason of a reclassification or change in par value; or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants shall be appropriately adjusted by the Committee or its delegate to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share. Any adjustments determined by the Committee or its delegate shall be final, binding, and conclusive.

4. Eligibility for Participation

(a) Eligible Persons.   All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its parents or subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Grantees.   The Committee or its delegate shall select the Employees, and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant. The Board shall select the Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant of a Non-Employee Director. Employees, Key Advisors, and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5. Granting of Options

The Company may grant an Option to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to Options.

(a) Number of Shares.   The Company shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors, and Key Advisors.

(b) Type of Option and Price.

(i) Incentive Stock Options are intended to satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are not intended to so qualify. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors, and Key Advisors.

(ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than one hundred ten percent (110%) of the Fair Market Value of Company Stock on the date of grant.

(iii) So long as the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth below, the Fair Market Value per share shall be as determined by the Committee. If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Company determines.

(c) Option Term.   The term of any Option shall not exceed ten (10) years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns or beneficially owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five (5) years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions of the Plan and specified in the Grant Instrument. The Committee or its delegate may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Company may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, and (iii) any other restrictions determined by the Company.

(e) Grants to Non-Exempt Employees.  Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six (6) months after the date of grant (except that such Options may become exercisable upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability, or Death.

(i) For purposes of this Section 5(f) and Section 6:

(A) The term “Employer” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Board.

(B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options or SARs and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board).

(C) “Disability” shall mean the inability to perform the duties of an employee’s position for a continuous period of more than three months by reason of any medically determinable physical or mental impairment.

(D) “Misconduct” means cause or misconduct as defined in any employment agreement between the Grantee and the Company or an affiliate in effect at the time of the Grantee’s termination of employment, or, in the absence of any such employment agreement, any of the following (i) conviction of the Grantee by a court of competent jurisdiction of any felony or a crime involving moral turpitude; (ii) the Grantee’s knowing failure or refusal to follow reasonable instructions of the Board or reasonable policies, standards and regulations of the Company or its affiliate; (iii) the Grantee’s continued failure or refusal to faithfully and diligently perform the usual, customary duties of his employment with the Company or its affiliate; (iv) the Grantee’s continuously conducting him or herself in an unprofessional, unethical, immoral or fraudulent manner; or (v) the Grantee’s conduct discredits the Company or any affiliate or its detrimental to the reputation, character and standing of the Company or any affiliate.

(ii) Except as otherwise provided in this Section 5, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, termination for Misconduct, or as set forth in subsection 5(f)(vi) of this Plan, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety (90) days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided in this Section 5, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination by the Employer for Misconduct as determined by the Employer or if the Grantee breaches his or her employment agreement with the Employer as determined by the Employer, any Option held by the Grantee shall terminate on the date on which the Grantee ceases to be employed by, or provide service to, the Employer or the date on which such Option would otherwise expire, if earlier. In addition, notwithstanding any other provisions of this Section 5, if the Employer determines that the Grantee has engaged in conduct that constitutes Misconduct or has breached his or her employment agreement at any time while the Grantee is or was employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall terminate as of the date on which such Misconduct first occurred, or the date on which such Option would otherwise expire, if earlier. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Company), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) If the Grantee dies while employed by, or providing service to, the Employer, all of the unexercised outstanding Options of Grantee shall become immediately exercisable and remain exercisable for a period of one (1) year from his or her date of death, but in no event later than the date of expiration of the Option term. If the Grantee dies within ninety (90) days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(ii) above (or within such other period of time as may be specified by the Company), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one (1) year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified), but in any event no later than the date of expiration of the Option term. Except as otherwise provided, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(vi) Notwithstanding anything herein to the contrary, to the extent that any Company-sponsored plan or arrangement, or any agreement to which the Company is a party provides for a longer exercise period for a Grantee’s Options under applicable circumstances than the exercise period that is provided for in this Section 5(f) under those circumstances, then the exercise period set forth in such plan, arrangement or agreement applicable to such circumstances shall apply in lieu of the exercise period provided for in this Section 5(f). In no event, however, may such exercise period continue past the end of the term of the Option as set forth in this Plan.

(g) Exercise of Options.   A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option in cash, or, to the extent permitted by the Committee, (i) with payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (ii) by such other method as the Committee may approve. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8).

(h) Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds One Hundred Thousand Dollars ($100,000), then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code) of the Company. To the extent that all or any portion of an Incentive Stock Option remains exercisable after the ninety (90) days after the date on which the Grantee ceases to be employed by the Employer, the portion of such Option that remains exercisable shall be exercisable as a Non-Qualified Stock Option.

6. Stock Awards

The Company may transfer shares of Company Stock or cash to an Employee, Non-Employee Director, or Key Advisor under a Stock Award. The following provisions are applicable to Stock Awards:

(a) General Requirements.   Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions. Restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as set forth in the Grant Instrument. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares.   The Grant Instrument shall set forth the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service.   If the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Company may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate.   During the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of the Stock Award except to a successor under Section 9(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Company may determine that it will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends.   Except as otherwise determined by the Committee or its delegate, during the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares.

(f) Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions. The Company may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

(g) Designation as Qualified Performance-Based Compensation.   The Committee may determine that Stock Awards granted to an Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code. The provisions of this paragraph (g) shall apply to Stock Awards that are to be considered “qualified performance-based compensation” under Section 162(m) of the Code.

(i) Performance Goals.  When Stock Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance goals must be met (the “Performance Period”), (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code. The performance goals may relate to the Employee’s business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

(ii) Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) ninety (90) days after the beginning of the Performance Period or (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(iii) Announcement of Grants.  The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company’s financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards for the Performance Period shall be forfeited or shall not be made, as applicable.

(iv) Death, Disability or Other Circumstances.  The Committee may provide that Stock Awards shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the Performance Period, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(h) Restricted Stock Units.  The Committee or its delegate may grant restricted stock units (“Restricted Units”) to an Employee or Key Advisor. Each Restricted Unit shall represent the right of the Grantee to receive an amount in cash or Common Stock (as determined by the Committee or its delegate) based on the value of the Restricted Unit, if performance goals established by the Committee are met or upon the lapse of a specified vesting period. A Restricted Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee or its delegate deems appropriate. The Committee or its delegate shall determine the number of Restricted Units to be granted and the requirements applicable to such Restricted Units. All such Restricted Units shall comply with Section 409A of the Code.

7. Stock Appreciation Rights

The Company may grant SARs to an Employee, Non-Employee Director, or Key Advisor. The following provisions are applicable to SARs.

(a) General Requirements.  The Company may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. Unless otherwise specified in the Grant Instrument, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

(b) Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability.  A SAR shall be exercisable during the period specified in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified. The Company may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six (6) months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs.   When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in Company Stock. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a). For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. Notwithstanding anything to the contrary, the Company may pay the appreciation of a SAR in the form of cash, shares of Company Stock, or a combination of the two, so long as the ability to pay such amount in cash does not result in the Grantee incurring taxable income related to the SAR prior to the Grantee’s exercise of the SAR.

(f) Number of SARs Authorized for Issuance.   For purposes of 3(a) of the Plan, stock appreciation rights to be settled in shares of Company Stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the stock appreciation right.

8. Withholding of Taxes

(a) Required Withholding.   All Grants under the Plan shall be subject to applicable federal (including FICA), state, and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state, or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from Grant proceeds or other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants. Grants under the plan may also be subject to taxation by various governmental entities outside of the United States. Except as otherwise required by law, the Participant shall be solely responsible for payment of any such taxes payable to governmental entities outside of the United States.

(b) Election to Withhold Shares.   If the Company so permits, a Grantee may elect to satisfy the Employer’s income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities. The election must be in a form and manner prescribed by the Company.

9. Transferability of Grants

(a) Nontransferability of Grants.   Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Grant Instrument may provide that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10. Change in Control of the Company

“Change in Control” shall mean any of the following shareholder-approved transactions to which the Company is a party: (i). a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (ii). the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

11. Consequences of a Change in Control

(a) In the event of any Change of Control, except as otherwise determined by the Company, each Option and SAR which is at the time outstanding automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding Stock Awards shall lapse immediately prior to the specified effective date of such Change of Control, for all of the Shares at the time represented by such Option, SAR or Stock Award. However, except as otherwise determined by the Company, an outstanding Option or SAR shall not so fully vest and be exercisable and released from such limitations and a Stock Award shall not be released from such restrictions and restrictions on Stock Awards if and to the extent: (i) such Option, SAR or Stock Award is, in connection with the Change in Control, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable Option, SAR or Stock Award with respect to shares of the capital stock of the successor corporation or Parent thereof, or (ii) such Option, SAR or Stock Award is to be replaced with a cash incentive program of the successor corporation or Parent thereof which preserves the compensation element of such Option, SAR or Stock Award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option, SAR or Stock Award. The determination of Option, SAR or Stock Award comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

(b) Effective upon the consummation of the Change of Control, all outstanding Options, SAR or Stock Awards under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor company or its Parent.

(c) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Change of Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12. Requirements for Issuance or Transfer of Shares

(a) Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with. Any Grant made shall be conditioned on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(b) Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the thirty (30) day period preceding and the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act or such longer period (up to 12 months) as may be requested by the Company and the Company’s bankers or Nomad if the Company undertakes a further listing of shares on the Alternative Investment Market of the London Stock Exchange or a listing on the Official List of the London Stock Exchange for such underwriting or offering/listing (or such shorter period as may be requested by the Managing Underwriter or Nomad/banker and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

13. Amendment and Termination of the Plan

(a) Amendment.  The Board or its delegate may amend or terminate the Plan at any time; provided, however, that neither the Board nor its delegate shall have the authority to amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

(b) Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth (10th) anniversary of its effective date, unless the Plan is terminated earlier by the Company or is extended by the Company with the approval of the shareholders.

(c) Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Company acts under Section 20(b). The termination of the Plan shall not impair the power and authority of the Company with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d) Governing Document.  The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14. Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15. Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director, or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

16. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Company shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17. Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18. Effective Date of the Plan

The Plan shall be effective on October 31, 2006. If required by applicable law, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the applicable law.

19. Information and Documents to Grantees.  Prior to the date, if any, upon which the Company Stock covered by this Plan becomes registered under the Securities Act of 1933, as amended, and if required by the applicable laws, the Company shall provide financial statements at least annually to each Grantee and to each individual who acquired Grants pursuant to the Plan, during the period such Grantee has one or more Options or SARs outstanding, and in the case of an individual who acquired shares of Company Stock pursuant to the Plan, during the period such individual owns such shares. The Company shall not be required to provide such information if the issuance of Grants under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

20. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Company to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Company may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the parent or any of their subsidiaries in substitution for a stock option or Stock Awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Company shall prescribe the provisions of the substitute grants.

(b) Compliance with Law.  The Plan, the exercise of Options and SARs, and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act unless otherwise determined by the Board or Committee. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of Section 162(m) of the Code and Section 422 of the Code unless otherwise determined by the Board or Committee. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Company may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Company may also adopt rules regarding the withholding of taxes on payments to Grantees. The Company may, in its sole discretion, agree to limit its authority under this Section.

(c) Employees Subject to Taxation Outside the United States.  Notwithstanding anything else to the contrary set forth in this Plan, with respect to Grantees who are subject to taxation in countries other than the United States, Grants may be made on such terms and conditions as the Company deems appropriate to comply with the laws of the applicable countries, and the Company may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d) Governing Law.  The validity, construction, interpretation, and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof.

APPENDIX B

ENOVA SYSTEMS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	AUTHORITY

The Audit Committee (the Committee) of the Board of Directors (the Board) of Enova Systems, Inc. (the Company) shall be subject to the bylaws of the Company, as in effect from time to time.

II.	PURPOSE

The purpose of the Committee shall be to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company and its subsidiaries.

The Committee shall oversee the audit efforts of the Company’s independent accountants and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Company’s auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants and the financial and senior management of the Company.

III.	COMPOSITION

The Committee shall be comprised of at least three members of the Board. The members of the Committee and its Chairperson (the Committee Chairperson) will be appointed by and serve at the discretion of the Board.

Each member of the Committee shall be an independent director within the meaning of the NASDAQ rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the NASDAQ rules, under exceptional and limited circumstances, one director who does not meet certain of the criteria for “independence” may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its shareholders and the Company discloses in the annual proxy statement the nature of such person’s relationship and the reasons for the Board’s determination. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. Financial literacy shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or senior officer with financial oversight responsibilities. The Board in the exercise of its business judgment shall determine such qualification.

The Committee shall ensure when required that the Company provides the NASDAQ, on a one-time basis and then upon any subsequent amendment to the Committee’s charter or upon a change in the composition of the Committee, with written confirmation regarding:

(1) Any determination that the Board has made regarding the independence of the Committee members;

(2) The financial literacy of the Committee members;

(3) The determination that at least one of the Committee members has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication; and

(4) The annual review and reassessment of the adequacy of the Committee’s charter.

IV.	MEETINGS

The Audit Committee shall meet with the independent accountants on a quarterly basis to discuss any matters that the Committee or the Company’s independent accountants believe should be discussed privately. In additional separate quarterly meetings, the Audit Committee shall meet with the independent accountants and management to review the Company’s periodic financial statements prior to their filing with the Securities and Exchange Commission (the “SEC”). The Chairman should work with the Chief Financial Officer and management to establish the agendas for each Committee meeting. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

V.	MINUTES AND REPORTS

Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairperson shall report to the Board from time to time, or whenever so requested by the Board.

VI.	DUTIES AND RESPONSIBILITIES

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee’s charter. The charter must specify: (1) the scope of the Committee’s responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Company’s independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Company’s independent auditors, and (4) that the Committee is responsible for ensuring that the Company’s independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to ensure the independence of the independent auditors.

While there is no blueprint to be followed by the Committee in carrying out its duties and responsibilities, the Committee shall have full power and authority to carry out the following:

Selection and Evaluation of Auditors

1. Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Company and its subsidiaries for each fiscal year;

2. Review and approve the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein;

3. Review the performance of the Company’s independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

4. Oversee the independence of the Company’s independent auditors by, among other things:

4.1 requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; and

4.2 actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors’ independence;

5. Instruct the Company’s independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to shareholder approval if determined by the Board), evaluation and termination of the Company’s independent auditors;

Oversight of Annual Audit and Quarterly Reviews

1. Review and accept, if appropriate, the annual audit plan of the Company’s independent auditors, including the scope of audit activities, and monitor such plan’s progress and results during the year;

2. Confirm through private discussions with the Company’s independent auditors and the Company’s management that no management restrictions are being placed on the scope of the independent auditors’ work;

3. Review the results of the year-end audit of the Company, including (as applicable):

a. the audit report, the published financial statements, the management representation letter, the Memorandum Regarding Accounting Procedures and Internal Control or similar memorandum prepared by the Company’s independent auditors, any other pertinent reports and management’s responses concerning such memorandum;

b. the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

c. the methods used to account for significant unusual transactions;

d. the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

e. management’s process for formulating sensitive accounting estimates and the reasonableness of these estimates;

f. significant recorded and unrecorded audit adjustments;

g. any material accounting issues among management and the independent auditors; and

h. other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

4. Review with management and the Company’s independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

5. Confirm that the Company’s interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company’s independent auditors;

Oversight of Financial Reporting Process and Internal Controls

1. Review the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures through inquiry and discussions with the Company’s independent auditors and management of the Company;

2. Review with management the Company’s administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct;

3. Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

4. Receive periodic reports from the Company’s independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Company;

5. Establish and maintain free and open means of communication between and among the Board, the Committee, the Company’s independent auditors and management;

Other Matters

1. Meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

2. Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Company commencing after December 15, 2000 which states, among other things, whether:

3. the Committee has reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K;

a. the Committee has discussed with the Company’s independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, (as it may be modified or supplemented);

b. the Committee has received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

c. based on the review and discussions described in subsections (a), (b) and (c) above, the Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

4. Review the Company’s policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

5. Obtain from the independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

6. Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

7. Perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

With respect to the duties and responsibilities listed above, the Committee should:

1. Report regularly to the Board on its activities, as appropriate;

2. Exercise reasonable diligence in gathering and considering all material information;

3. Understand and weigh alternative courses of conduct that may be available;

4. Focus on weighing the benefit versus harm to the Company and its shareholders when considering alternative recommendations or courses of action;

5. If the Committee deems it appropriate, secure independent expert advice and understand the expert’s findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

6. Provide management and the Company’s independent auditors with appropriate opportunities to meet privately with the Committee.

*************

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

*************

Executed on August 17, 2006

By:	/s/ Corinne Bertrand
Corinne Bertrand, Chief Financial Officer

ENOVA SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 17, 2006, 9:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
The undersigned shareholder of Common Stock and/or Series A Preferred Stock of Enova Systems, Inc., a California corporation (the “Company”), hereby appoints Edwin O. Riddell and Corinne Trott Bertrand and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of the Company, to be held at Enova Systems, Inc.’s principle executive office, located at 19850 South Magellan Drive, Torrance, California 90502 on November 17, 2006, 9:00 a.m. local time, and any adjournments or postponements thereof (the “Annual Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN, BUT IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSAL 1 , “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. SHAREHOLDERS WHO PLAN TO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE AT THE ANNUAL MEETING IN PERSON.

SEE REVERSE SIDE	PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE	SEE REVERSE SIDE

ENOVA SYSTEMS, INC.
19850 S. Magellan Drive
Torrance, CA 90502

A Election of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES:
1.
	To elect the following six individuals to serve until the 2007 Annual Meeting of Shareholders and until their respective successors are elected and qualify: (01) Bjorn Ahlstrom, (02) Malcolm R. Currie, (03) Sten Langenius, (04) Anthony N. Rawlinson, (05) Edwin O. Riddell, and (06) John R. Wallace.	For All ☐	Withhold All ☐	Please indicate if you plan to attend this meeting	Yes ☐	No ☐

		For	Against	Abstain
B Issues

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS		☐	☐	☐

2.	To ratify the selection of Windes & McClaughry Accountancy Corporation as the Company’s independent auditors for the year ending December 31, 2006.
		For	Against	Abstain
3.	To ratify the 2006 Employee Stock Option Plan.	☐	☐	☐

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If executed by a company or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ENOVA SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 17, 2006, 9:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
The undersigned shareholder of Series B Preferred Stock of Enova Systems, Inc., a California corporation (the “Company”), hereby appoints Edwin O. Riddell and Corinne Trott Bertrand and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of the Company, to be held at Enova Systems, Inc.’s principle executive office, located at 19850 South Magellan Drive, Torrance, California 90502 on November 17, 2006, 9:00 a.m. local time, and any adjournments or postponements thereof (the “Annual Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN, BUT IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSAL 1 , “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. SHAREHOLDERS WHO PLAN TO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE AT THE ANNUAL MEETING IN PERSON.

SEE REVERSE SIDE	PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE	SEE REVERSE SIDE

ENOVA SYSTEMS, INC.
19850 S. Magellan Drive
Torrance, CA 90502

A Election of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES:
1.	To elect the following individual to serve until the 2007 Annual Meeting of Shareholders and until their respective successor is elected and qualified: (01) Donald H. Dreyer.	For All ☐	Withhold All ☐	Please indicate if you plan to attend this meeting	Yes ☐	No ☐

		For	Against	Abstain
B Issues

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS		☐	☐	☐

2.	To ratify the selection of Windes & McClaughry Accountancy Corporation as the Company’s independent auditors for the year ending December 31, 2006.
		For	Against	Abstain
3.	To ratify the 2006 Employee Stock Option Plan.	☐	☐	☐

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If executed by a company or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date